UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

IMMUNICON CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-50677	23-2269490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania	19006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (215) 830-0777

Not applicable.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 20, 2005, Immunicon Corporation posted a management presentation dated June 2005 on its web site. A copy of this management presentation is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1 – Immunicon Corporation Management Presentation dated June 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

Date:	June 20, 2005	By:	/s/ JAMES G. MURPHY
		Name:	James G. Murphy
		Title:	Senior Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Immunicon Corporation Management Presentation dated June 2005

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